FIRST GEORGIA HOLDING, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 19, 1999

The undersigned shareholder of First Georgia Holding, Inc. (the "Company") hereby appoints James D. Moore, D. Lamont Shell, and M. Frank DeLoach, III, as proxies with full power of substitution, acting by majority or by any of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main offices of First Georgia Bank, at 1703 Gloucester Street, Brunswick, Georgia on Tuesday, January 19, 1999 at 5:00 P.M. Eastern Standard Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL I:  Election of Directors

__________FOR all nominees listed                   _______WITHHOLD AUTHORITY
      below (except as marked to                           To vote for all
      to the contrary below)                               nominees listed below

     INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

B.W. BOWIE      TERRY K. DRIGGERS       ROY K. HODNETT

     PROPOSAL II: Approval of amendment to the First Georgia Holding, Inc. 1995 Stock Incentive Plan.

__________FOR                                   _________AGAINST



This Proxy will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

                                                           Dated: ________, 1999

                                                     ---------------------------
                                                        Signature of Shareholder

                                                    ----------------------------
                                          Additional signature (if held jointly)

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or custodian please indicate the capacity in which you are acting. Please mark, date and sign the Proxy, then return it in the enclosed return- addressed envelope. No postage is necessary.

                    PLEASE RETURN PROXY BY JANUARY 14, 1999

                          FIRST GEORGIA HOLDING, INC.
                             1703 Gloucester Street
                            Brunswick, Georgia 31520
                                 (912) 267-7283



                               December 24, 1998



To the Shareholders of FIRST GEORGIA HOLDING, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 19, 1999 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, the Supplement to the Proxy Statement, and the Company's 1998 Annual Report.

The principal business of the meeting will be to elect the Company's Class I Directors to serve a term of three years and to approve an amendment to the First Georgia Holding, Inc. 1995 Stock Incentive Plan. We will also review the operations of the Company and the Bank for the past year.

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

Very truly yours,

HENRY S. BISHOP

Henry S. Bishop
Chairman

                          FIRST GEORGIA HOLDING, INC.
                             1703 Gloucester Street
                            Brunswick, Georgia 31520
                                 (912) 267-7283

                            NOTICE OF ANNUAL MEETING

                         To be Held on January 19, 1999



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 19, 1999 at 5:00 p.m. Eastern Standard Time at the main office of First Georgia Bank, F.S.B. (the
"Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement and the Supplement to the Proxy Statement:

(1) To elect the Class I Directors to serve a term of three years.

(2) To approve an amendment to the First Georgia Holding, Inc. 1995 Stock Incentive Plan (as described in the Supplement).

(3) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on December 1, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

BY ORDER OF THE BOARD OF DIRECTORS

HENRY S. BISHOP

Henry S. Bishop
Chairman

                          FIRST GEORGIA HOLDING, INC.
                             1703 Gloucester Street
                            Brunswick, Georgia 31520
                                 (912) 267-7283



                               December 18, 1998



To the Shareholders of FIRST GEORGIA HOLDING, INC.:

You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 19, 1999 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, and the Company's 1998 Annual Report.

The principal business of the meeting will be to elect the Company's Class I Directors to serve a term of three years. We will also review the operations of the Company and the Bank for the past year.

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

Very truly yours,

HENRY S. BISHOP

Henry S. Bishop
Chairman

                          FIRST GEORGIA HOLDING, INC.
                             1703 Gloucester Street
                            Brunswick, Georgia 31520
                                 (912) 267-7283

                            NOTICE OF ANNUAL MEETING

                         To be Held on January 19, 1999



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 19, 1999 at 5:00 p.m. Eastern Standard Time at the main office of First Georgia Bank, F.S.B. (the
"Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

(1) To elect the Class I Directors to serve a term of three years.

(2) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on December 1, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

BY ORDER OF THE BOARD OF DIRECTORS

HENRY S. BISHOP

Henry S. Bishop
Chairman

                          FIRST GEORGIA HOLDING, INC.
                             1703 Gloucester Street
                            Brunswick, Georgia 31520

                                PROXY STATEMENT



INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Georgia Holding, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on January 19, 1999, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, and at any adjournments thereof.

This Proxy Statement and the form of proxy were first mailed to shareholders on or about December 19, 1998. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with specifications made by the shareholder. If the form of proxy is signed and returned, but specifications are not made, the proxy will be voted FOR the election of directors.

Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to G.F. Coolidge, III, Secretary of the Company, at the Company's office, either an instrument revoking the proxy, a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


VOTING AT THE ANNUAL MEETING

The close of business on December 1, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock") authorized, of which 4,798,972 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

ELECTION OF DIRECTORS

General

Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of Directors in the first Class (I) expire at the 1999 Annual Meeting; the terms of Directors in the second Class (II) expire at the 2000 Annual Meeting; and the terms of Directors in the third Class (III) expire at the 2001 Annual Meeting. At each Annual Meeting of shareholders, Directors elected to succeed those in the Class whose terms then expire are elected for three-year terms so that the term of office of one class of Directors expires each year.

     The Board of Directors proposes that B.W. Bowie, Terry K. Driggers, and Roy
K. Hodnett be elected as Class I Directors to serve a term of three years.

The following table set forth on the following page shows for each Director (a) his class and term of office, (b) his name, (c) his age at December 31, 1998,
(d) the year he was first elected as a Director of the Company, (e) any positions held by him with the Company or the Bank other than as a Director, and
(f) his business experience for the last five years:


Class I

Term to Expire at the 1999 Annual Meeting

                               Year First         Positions with Company
      Name              Age     Elected          and Business Experience
--------------------------------------------------------------------------------
B. W. Bowie*            70      1994     Retired Senior Vice President, General
                                         Manager and Director of Federal
                                         Paperboard Company, Montvale, New
                                         Jersey (a company which manufactures
                                         paper products)

Terry K Driggers        44      1995    President, Driggers Construction Company
                                        (a commercial construction company)

Roy K. Hodnett          78      1995    President, T.H.E. Management Company,
                                        The Island Inn (a real estate management company)

*Mr. Bowie is also a director of Gravure Packing Company.


Class II

Term to Expire at the 2000 Annual Meeting

                              Year First         Positions with Company
      Name              Age     Elected          and Business Experience
--------------------------------------------------------------------------------

Henry S. Bishop          56      1988    Chairman of the Board; President of the
                                         Company; President and CEO of the Bank

E. Raymond Mock          65      1988    President Mock Enterprises, Inc.,
                                         Rayette Foods, Inc., and KTP, Inc.
                                         (general merchandising and grocery
                                         business)

Class III

Term to Expire at the 2001 Annual Meeting

                              Year First         Positions with Company
      Name              Age     Elected          and Business Experience
--------------------------------------------------------------------------------

James D. Moore          64      1988    President, J.D. Moore, Inc. (A petroleum
                                        jobber)

D. Lamont Shell         66      1994    President, Glynn Electric Supply Company
                                        (a wholesale electrical supply company)

M.  Frank  DeLoach,III  39      1997    Partner,  Culver  &  DeLoach  (a  real
                                        estate development  company);  Partner,
                                        North End Partners (a real estate
                                        development company); Director,
                                        Kids Way Inc. (a business training
                                        company for young people)

Meetings and Committees

During the year ended September 30, 1998, the Board of Directors of the Company held four (4) meetings. During the same period, the Board of Directors of the Bank held twelve (12) meetings. During his term as a director  during 1998,  each director  attended at least 75% of the aggregate of
(a) the total number of meetings of the Boards of Directors of the Company and the Bank, and (b) the total number of meetings held by Committees of which he was a member.

The Board of Directors of the Company has not established any standing committees. The Board of Directors of the Bank, however, has established various standing committees, including an Audit Committee and a Compensation Committee.

The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company and the Bank by regulatory agencies and independent auditors, (b) determining that the Company and the Bank have adequate administrative, operating and internal accounting controls and that they are operating in accordance with prescribed procedures, and (c) serving as an independent party in the review of the financial information of the Company and the Bank prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are M. Frank Deloach III, Terry Driggers, James D. Moore, Raymond Mock, Jr. and D. Lamont Shell. The Audit Committee meetings are called by the Audit Committee Chairman or the Company's internal auditor. During 1998, the Audit Committee met four (4) times.

The Compensation Committee's functions are to review the compensation of all employees and make its recommendations regarding compensation to the full Board of Directors. The Board of Directors also awards discretionary bonuses to employees generally at the end of the Bank's fiscal year based on the Bank's performance for the year and the recommendation of the Compensation Committee. The current members of the Compensation Committee are B.W. Bowie, Roy Hodnett, and E. Raymond Mock, Jr. The Compensation Committee meetings are called by the Compensation Committee Chairman or the President of the Bank.
During fiscal year 1998, the Compensation Committee did not meet.

The Bank does not currently have a standing nominating committee.

OWNERSHIP OF STOCK

Principal Holders of Stock

On December 1, 1998, the Company had 4,798,972 shares of Stock outstanding which were held by 277 shareholders of record. The following table sets forth the persons who beneficially owned, as of December 1, 1998, more than 5% of the outstanding shares of Stock to the best information and knowledge of the Company.
 Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

 Name and address          Amount and Nature
of Beneficial Owner     of Beneficial Ownership           Percentage of Total(1)
--------------------------------------------------------------------------------
Henry S. Bishop                799,956(2)                         14.54%
1703 Gloucester Street
Brunswick, GA 31520

James A. Bishop                431,321(3)                          7.84%
P.O. Box 1396
Brunswick, GA 31520

Roy K. Hodnett                 471,897(4)                          8.58%
Box 1
St. Simons Island, GA 31522


(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 704,063 shares, resulting in total outstanding shares of 5,503,035.

(2) Consists of 342,456 shares held of record by Mr. Bishop and an aggregate of 457,500 shares subject to presently exercisable options.

(3) Consists of 235,152 shares held of record by Mr. Bishop, 83,530 shares held of record by Mr. Bishop's spouse, 3,795 shares held of record by their minor child, and 108,844 shares held of record by James A. Bishop Trustee James A. Bishop a Professional Corporation Target Benefit Pension Plan dated 11/15/81.

(4) Consists 400,248 shares held of record by Mr. Hodnett, 27,330 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 33,071 held in a joint family trust, and 11,248 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

Stock Owned by Management

The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each existing Director of the Company and by all Directors and executive officers of the Company as a group as of December 1, 1998. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

 Name and address                 Amount and Nature         Percentage of
of Beneficial Owner             of Beneficial Ownership       Total(1)
--------------------------------------------------------------------------------

Henry S. Bishop                           799,956(2)          14.54%
1703 Gloucester Street
Brunswick, GA 31520

B.W. Bowie                                243,888(3)           4.43%
16 Kings Way
St. Simons Island, GA 31522

M. Frank Deloach III                        1,500              0.03%
110 Harrison Pointe Dr.
St. Simons Island, GA 31522

Terry K. Driggers                          32,625              0.59%
112 River Way
Brunswick, GA 31520

Roy K. Hodnett                            471,897(4)           8.58%
Box 1
St. Simons Island, GA 31522

E. Raymond Mock                            37,968              0.69%
4003 Riverside Drive
Brunswick, GA

James D. Moore                             43,030              0.78%
P.O. Box 1078
Brunswick, GA 31520

D. Lamont Shell                             6,075              0.11%
P.O. Box 1279
Brunswick, GA 31521

All Directors and Executive
Officers as a Group (10 persons,
All of whom are also shareholders       1,643,512(5)          29.86%

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 704,063 shares, resulting in total outstanding shares of 5,503,035.

(2) Consists of 342,456 shares held of record by Mr. Bishop and an aggregate of 457,500 shares subject to presently exercisable options.

(3) Consists of 240,093 shares held of record by Mr. Bowie and 3,795 shares held of record by his minor child.

(4) Consists 400,248 shares held of record by Mr. Hodnett, 27,330 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, 33,071 held in a joint family trust, and 11,248 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.


(5) Includes an aggregate of 704,063 shares subject to presently exercisable options.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, its directors, executive officers, and greater than 10% of shareholders complied during 1998 with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The table set forth below shows for each executive officer of the Company (a) the person's name, (b) his age at December 31, 1998, (c) the year he was first elected as an officer of the Company (which was organized in 1988), and (d) his present positions with the Company and the Bank and other business experience for the past five years if he has been employed by the Company or the Bank for less than five years.

                           Year First               Position with the Company
Name                 Age    Elected                       and the Bank
--------------------------------------------------------------------------------
Henry S. Bishop      56      1988              Chairman of the Board, President
                                               and Chief Executive Officer
                                               of the Company and the Bank

G. F. Coolidge       49      1991              Secretary/Treasurer of the
                                               Company; Executive Vice President
                                               and Chief Financial Officer of
                                               the Bank

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation


The following table sets forth the total compensation paid to each executive officer where cash compensation exceeded $100,000 in fiscal 1998.

Summary Compensation Table

Annual Compensation

Name and Principal                                                  All Other
   Position                             Year  Salary      Bonus   Compensation
--------------------------------------------------------------------------------
Henry S. Bishop                         1998  172,500     29,501    5,000(1)
Chief Executive Officer
                                        1997  158,906     19,413    2,375(1)

                                        1996  150,000     19,413    2,400(1)
--------------------------------------------------------------------------------
G. F. Coolidge III                      1998   87,400     14,948    2,622(2)
Executive Vice
President                               1997   79,557     10,080    2,067(2)

                                        1996   76,000      9,837    1,658(2)


(1) Consists of contributions by the Bank to the 401(k) account of Mr. Bishop.

(2) Consists of contributions by the Bank to the 401(k) account of Mr. Coolidge.


The following table contains, with respect to the persons named in the Summary Compensation Table, information concerning the number of stock options held, the number currently exercisable, and the value of the exercisable options. Based on the limited trading information available to the Company, the table below lists the per share fair market value of stock at September 30, 1998 in excess of the per share exercise price of the listed options.

                                                            Excess/
    Name                 Option Price    Market Value    (Deficiency)
-----------------------------------------------------------------------
Henry S. Bishop             $2.12         $10.50            $8.38
Henry S. Bishop              9.76          10.50             0.74


G. F. Coolidge               0.99          10.50             9.51
G. F. Coolidge               1.92          10.50             8.58
G. F. Coolidge               8.88          10.50             1.62

Fiscal Year End Option Values

                                                  Value of Unexercised
                Number of Unexercised             In-the-Money Options
Name              Options at 9/30/98                At 9/30/98(1)
--------------------------------------------------------------------------------
                #Exercisable/Unexercisable      $Exercisable/Unexercisable

Henry S. Bishop         457,500/0                    $2,917,050/0

G.F. Coolidge           166,563/0                    $1,174,252/0
-----------------------------
(1) Calculated by subtracting the exercise price from the market value of the Stock at September 30, 1997 and multiplying the resulting figure by the number of shares subject to in-the-money options.

     Both Mr. Bishop and Mr. Coolidge received certain other benefits from the Bank. The total value of the benefits was less than 10% of his annual salary and bonus.


Compensation of Directors

The Bank pays each director $500 per Board meeting for his service as a Bank Director. Each director also receives an additional $100 per Bank Committee meeting attended. Directors of the Company are not separately compensated for their service as Directors of the Company nor for their service as members of committees. Mr. Bishop received $6,000 in Director's fees during fiscal 1998.


Certain Other Transactions

The Company's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them, have engaged in banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals since October 1, 1997 (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rate, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

James A. Bishop, an attorney and a principal shareholder of the Company, and Henry S. Bishop, President of the Company, are brothers. For the year ended September 30, 1998, the Bishop Law Firm received legal fees of $65,991 from the Company or the Bank for general representation.

SHAREHOLDER PROPOSALS

Any proposal which an eligible shareholder wishes to have presented at the next annual meeting of shareholders, expected to be held in January, 2000, must be received at the main office of the Company, 1703 Gloucester Street, Brunswick, Georgia 31520, no later than November 5, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is suggested that any such proposals be sent by certified mail, return receipt requested. Failure to submit such a proposal in a timely basis will enable the proxies appointed by management to exercise their discretionary voting authority when the proposal is raised at the annual meeting of shareholders without any discussion of the matter in the proxy statement.

ACCOUNTING MATTERS

Deloitte & Touche, LLP, Jacksonville, Florida, independent certified public accountants, audited the financial statements of and provided various services to the Company and the Bank as of and for the year ended September 30, 1998. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so. OTHER MATTERS

The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors and ratification of the appointment of the auditors, or any matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.


EXPENSES AND SOLICITATION OF PROXIES

All expenses of the proxy solicitation will be paid directly or indirectly by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

AVAILABLE INFORMATION

Shareholders may obtain, without charge, a copy of the 1998 Annual Report on Form 10-KSB of the Company. Written requests should be addressed to:

                                 Eli D. Mullis
                          First Georgia Holding, Inc.
                                 P.O. Box 2257
                              Brunswick, GA 31521